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                                                                   Exhibit 10.23

                         [LOISLAW.COM, INC. LETTERHEAD]



July 1, 1999


Michelle Kaspar
Veronis, Suhler & Associates, Inc.
350 Park Avenue
20th Floor
New York, NY 10022

Dear Michelle:

As we discussed, this letter is to receive permission from Veronis Suhler & Associates to use selected information published in your 1998 Communications
Industry Forecast.   The information we would like to use is from the "Number of
Practicing Professionals" table on page 348 of the 1998 report. Under the "lawyer" column you show 980,000 lawyers for 1998, and project growth to 1,065,000 lawyers by 2002.

LOIS proposed to use this information in our S-1. I have attached copies of page 29 "Business" from that S-1. The last paragraph on this page contains the lawyers counts shown in the VSA table.

Sincerely,



/s/ Clark Wigley
Clark Wigley
VP of Business Development

                               Permission to Cite

Loislaw.com, Inc. is hereby granted permission to cite the information discussed in the letter.

Signed:

/s/ Leo Kivisarv                           Date:        7/6/99
----------------                                        ------
Name:  Leo Kivisarv, Ph.D.
Title:  Director of Research